UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: April 20, 2009
(Date of earliest event reported)
EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-11718 (Commission File No.)	36-3857664 (IRS Employer Identification Number)

Two North Riverside Plaza, Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)
(312) 279-1400
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
          On April 20, 2009, Equity LifeStyle Properties, Inc. (the “Company”) issued a news release announcing its results of operations for the quarter ended March 31, 2009. The information is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Equity LifeStyle Properties, Inc. under the Securities Act of 1933, as amended.
          The Company preliminarily projects its net income per share (fully diluted) and funds from operations per share (fully diluted) for the year ending December 31, 2009 to be $0.75 — $0.95 and $3.45 — $3.65, respectively. The Company preliminarily projects its net income per share (fully diluted) and funds from operations per share (fully diluted) for the quarter ending June 30, 2009 to be $0.00 — $0.06 and $0.66 — $0.72, respectively.
          This news release includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:
•	in the age-qualified properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•	in the all-age properties, results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing, and competition from alternative housing options including site-built single-family housing;

•	in the properties we recently started operating as a result of our acquisition of Privileged Access and all properties, our ability to control costs, property market conditions, the actual rate of decline in customers, the actual use of sites by customers and our success in acquiring new customers;

•	our ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions;

•	our assumptions about rental and home sales markets;

•	the completion of pending acquisitions and timing with respect thereto;

•	ability to obtain financing or refinance existing debt;

•	the effect of interest rates;

•	the effect of accounting for the sale of agreements to customers representing a right-to-use the properties previously leased by Privileged Access under Staff Accounting Bulletin No. 104, Revenue Recognition in Consolidated Financial Statements, Corrected; and

•	other risks indicated from time to time in our filings with the Securities and Exchange Commission.
     These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
Item 9.01 Financial Statements and Exhibits
          (d) Exhibits
          The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant’s annual and quarterly reports filed with the Securities and Exchange Commission.
Exhibit 99.1	Equity LifeStyle Properties, Inc. press release dated April 20, 2009, “ELS Reports First Quarter Results”

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.
By:	/s/ Thomas P. Heneghan
Thomas P. Heneghan
Chief Executive Officer

By:	/s/ Michael B. Berman
Michael B. Berman
Executive Vice President and Chief Financial Officer

Date: April 21, 2009